SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 10, 2008

IB3 NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52374	61-1433933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 South High Street, Canal Winchester, Ohio	43110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (614) 833-9713 x235

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On December 10, 2008, IB3Networks, Inc., a Nevada corporation (the “Company”), executed an Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and its wholly owned subsidiary, NYC Acquisition, Inc., a Nevada corporation (“Subsidiary”) on the one hand, and NYC Mags, Inc., a New York corporation (“NYC Mags”) and the sole shareholder of NYC Mags, Mr. Michael Jacobson (the “Shareholder”), on the other hand. Pursuant to the Merger Agreement, Subsidiary merged with NYC Mags, with NYC Mags surviving the merger and Subsidiary ceasing to exist (the “Merger”).

In addition, pursuant to the terms and conditions of the Merger Agreement:

▪	The Company became the holder of all of the issued and outstanding shares of capital stock of NYC Mags, resulting in a parent/subsidiary relationship between the Company and NYC Mags; and

▪	The Shareholder of NYC Mags converted his outstanding shares into the right to receive 150,000 shares of the Company’s common stock (the “Merger Shares”).

Each of the parties to the Merger Agreement provided customary representations and warranties and closing conditions, including the following agreements that were made conditions to the Merger: (a) an employment agreement between the Company, Shareholder and NYC Mags for Mr. Jacobson to serve as President, and (b) a non-competition and non-solicitation agreement signed by the Shareholder in favor of the Company.

Employment Agreement

Pursuant to the terms and conditions of the employment agreement:

▪
Shareholder will serve as President of NYC Mags. While employed by NYC Mags, Shareholder will devote an appropriate amount of time and energy to NYC Mags and use his best efforts to promote the success of the Company;

▪
Shareholder will receive a stock bonus from the Company for meeting certain criteria, including if NYC Mags has a 1) a functioning website within a certain time frame, 2) the website has a certain amount of paying members within a certain time frame and/or 3) if the website generates a certain amount of gross revenue within a certain time frame;

▪
Shareholder will have the option to purchase stock of the Company at $0.50 per share of Company stock at future dates if 1) NYC Mags has a certain gross revenue and/or 2) the Shareholder is employed by NYC Mags;

▪	Shareholder will be entitled to salary and other compensation of cash or shares of stock of the Company;

▪	Shareholder will be reimbursed for certain business expenses by NYC Mags;

▪	Shareholder will have the right to appoint a director to the board of directors of the Company; and

▪
Shareholder can only be terminated for cause. Upon termination of Shareholder’s employment, Shareholder will only be due Shareholder’s pro rated salary for the month in questions and any other compensation which had been earned but not yet paid.

Non-Competition and Non-Solicitation Agreement

Pursuant to the terms of the non-competition and non-solicitation agreement

▪
Shareholder shall not engage any in business that competes with the Company’s business in the United States of America during the two year period beginning with the execution of the non-competition and non-solicitation agreement.

▪
Shareholder will not solicit any employee, customer or potential customer of NYC Mags or its affiliates that Shareholder comes in contact with during two year period beginning with the execution of the non-competition and non-solicitation agreement for Shareholder or another person’s benefit.

A copy of the Merger Agreement, employment agreement and non-competition and non-solicitation are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing description of the Merger Agreement employment agreement and non-competition and non-solicitation are qualified in their entirety by reference to the full text of the Merger Agreement, employment agreement and non-competition and non-solicitation respectively.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the election of directors is incorporated by reference into this Item 5.02.

On December 10, 2008, the Board of Directors appointed Shareholder as a member of the Board of Directors where he shall serve until the next annual meeting of the shareholders our until removed by other actions as allowed by the corporate bylaws.

There is no arrangement or understanding pursuant to which Shareholder was selected as a director of the Company.  There are no committees of the Board to which Shareholder will be appointed at this time.  There are no related party transactions between the Company and Shareholder reportable under Item 404(a) of Regulation S-K, aside from that already documented in this Current Report.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

A copy of the press release relating to the acquisition of NYC Mags, Inc. is attached as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed. This Current Report on Form 8-K is filed for precautionary purposes pending further review by the Company as the Company does not believe that the acquisition involved a significant amount of assets under Item 2.01 of Form 8-K.

(b)	Pro forma financial information.

To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed. This Current Report on Form 8-K is filed for precautionary purposes pending further review by the Company as the Company does not believe that the acquisition involved a significant amount of assets under Item 2.01 of Form 8-K.

(d)  Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated December 10, 2008
10.1	Non-Competition Agreement and Non-Solicitation Agreement, dated December 10, 2008
10.2	Employment Agreement, dated December 10, 2008
99.1	Press Release Dated December 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IB3 Networks, Inc.

By:	/ s/ Eric Schmidt
Eric Schmidt
Chief Executive Officer
Date:	December 11, 2008